UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2008

LTX-CREDENCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-10761	04-2594045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1421 California Circle, Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 635-4300

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 29, 2008, LTX-Credence Corporation, formerly known as LTX Corporation (the “Company”), and Credence Systems Corporation (“Credence”) completed the merger of equals contemplated by the Agreement and Plan of Merger, dated as of June 20, 2008, among the Company, Zoo Merger Corporation, a wholly-owned subsidiary of the Company, and Credence, as previously reported in the Company’s Current Report on Form 8-K (filed with the Securities and Exchange Commission (the “SEC”) on September 2, 2008, as amended by Amendment No. 1 on Form 8-K/A thereto filed with the SEC on September 9, 2008 (as amended, the “Initial Report”). In accordance with Item 9.01(a)(4) of Form 8-K, the Company hereby amends and restates Items 9.01(b) and (d) of the Initial Report and the Exhibit Index to the Initial Report in their entirety as follows:

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The following pro forma financial information is incorporated herein by reference to Exhibit 99.5 to this Amendment No. 2 on Form 8-K/A:

(1)	Unaudited pro forma condensed combined balance sheet of the Company as of July 31, 2008;

(2)	Unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended July 31, 2008; and

(3)	Notes to unaudited pro forma condensed combined financial statements of the Company.

(d)	Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LTX-CREDENCE CORPORATION

Date:	November 17, 2008	By:	/s/ Joseph A. Hedal
Joseph A. Hedal
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 20, 2008, by and among LTX-Credence Corporation (formerly known as LTX Corporation), Zoo Merger Corporation and Credence Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 000-10761) filed with the SEC on June 23, 2008)

3.1	Articles of Amendment to the Articles of Organization of LTX-Credence Corporation (formerly known as LTX Corporation) (incorporated by reference to Exhibit 3.1 to the Initial Report)

4.1	Supplemental Indenture, dated as of August 29, 2008, among LTX-Credence Corporation (formerly known as LTX Corporation), Credence Systems Corporation and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Initial Report)

4.2	Indenture, dated as of December 20, 2006, between Credence Systems Corporation and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to Credence Systems Corporation’s Current Report on Form 8-K (File No. 000-22366) filed with the SEC on December 21, 2006)

4.3	Form of Global 3.5% Convertible Senior Subordinated Note due 2010, issued on December 20, 2006 by Credence Systems Corporation (incorporated by reference to Exhibit 4.2 to Credence Systems Corporation’s Current Report on Form 8-K (File No. 000-22366) filed with the SEC on December 21, 2006)

23.1	Consent of Ernst & Young LLP (incorporated by reference to Exhibit 23.1 to the Initial Report)

99.1	Press Release dated August 29, 2008 (incorporated by reference to Exhibit 99.1 to the Initial Report)

99.2	Report of Independent Registered Public Accounting Firm (incorporated by reference to Credence Systems Corporation’s Annual Report on Form 10-K (File No. 000-22366) for the fiscal year ended November 3, 2007)

99.3	Audited consolidated balance sheets of Credence Systems Corporation as of November 3, 2007 and October 31, 2006 and the consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows of Credence Systems Corporation for each of the three years in the period ended November 3, 2007, and the notes related thereto (incorporated by reference to Credence System Corporation’s Annual Report on Form 10-K (File No. 000-22366) for the fiscal year ended November 3, 2007)

99.4	Unaudited consolidated balance sheet of Credence Systems Corporation as of May 3, 2008 and the consolidated statements of operations and consolidated statements of cash flows of Credence Systems Corporation for the three and six months ended May 3, 2008, and the notes related thereto (incorporated by reference to Credence Systems Corporation’s Quarterly Report on Form 10-Q (File No. 000-22366) for the fiscal quarter ended May 3, 2008)

99.5	The unaudited pro forma condensed combined balance sheet of LTX-Credence Corporation as of July 31, 2008, the unaudited pro forma condensed combined statement of operations of LTX-Credence Corporation for the fiscal year ended July 31, 2008, and the notes related thereto